UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 26, 2019

Cassava Sciences, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-29959	91-1911336
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7801 N Capital of Texas Highway, Suite 260, Austin, TX 78731

(Address of Principal Executive Offices) (Zip Code)

512-501-2444
(Registrant's telephone number, including area code)

Pain Therapeutics, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03.  Amendments to Articles of Incorporation or Bylaws.

Effective March 26, 2019, Pain Therapeutics, Inc. changed its legal name (the “Name Change”) to Cassava Sciences, Inc. (the “Company”). The Company filed with the Secretary of State of the State of Delaware an amendment to its Restated Certificate of Incorporation of Pain Therapeutics, Inc. (the “Certificate of Amendment”) to effect the Name Change as of March 26, 2019. The Company’s board of directors also has adopted amended and restated By-Laws of the Company (“Amended By-Laws”) reflecting the Name Change, effective as of March 26, 2019. Except for the Name Change, there were no changes to the Company’s Certificate of Incorporation or By-laws. Copies of the Certificate of Amendment, as filed with the Secretary of State of the State of Delaware, and the Amended By-Laws, are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

Effective March 28, 2019, the Company’s common stock will trade on the Nasdaq Stock Market under the ticker symbol “SAVA”. The Name Change resulted in a change to the CUSIP number for the Company’s outstanding shares of common stock offered on the Nasdaq Stock Market. The new CUSIP number for such common stock is 14817C 107.

In connection with the Name Change, the Company will be launching a new corporate website soon and has changed its existing corporate website address from http://www.paintrials.com to www.cassavasciences.com (the “New Website”). The Company’s investor relations information, including press releases and links to the Company’s SEC filings, will now be found on the New Website. The Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and amendments to these reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the Company’s corporate governance documents, including the charters of the committees of the Company’s board of directors, Corporate Governance Principles and Code of Conduct, are available on the New Website. Any amendment to or waivers of the Code of Conduct will be disclosed on the New Website.

Item 7.01. Regulation FD Disclosure.

A copy of the Company’s press release announcing the Name Change is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

This Form 8-K contains certain statements concerning the Company that are considered forward-looking statements within the meaning of the Private Securities Reform Act of 1995. The Company intends that such statements be protected by the safe harbor created thereby. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements include terms, such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “should,” “will” and “would” or the negatives of these terms or other comparable terminology. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations of its future performance, taking into account all information currently available to the Company. Forward-looking statements involve risks and uncertainties and the Company’s actual results and the timing of events may differ significantly from the results discussed in the forward-looking statements. The Company cannot assure that it will realize the results or developments that the Company expects or anticipates or, even if substantially realized, that they will result in the consequences or affect the Company or its operations in the way it expects.  The forward-looking statements included in this Current Report on Form 8-K are make only as of the date hereof.  The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit No.	Description.
	3.1	Certificate of Amendment, as filed with the Secretary of State of the State of Delaware, effective on March 26, 2019
	3.2	Amended and Restated By-Laws of Cassava Sciences, Inc., dated as of March 26, 2019
	99.1	Press Release issued by Cassava Sciences, Inc. on March 27, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cassava Sciences, Inc.

Date: March 27, 2019	By:	/s/ Eric J. Schoen
Eric Schoen
Chief Financial Officer